Exhibit 99.1

Synchronoss Announces Financial Results for the Full Year 2017 and First Quarter of 2018

•                  Filed Form 10-K for 2017, including restated results for 2015 and 2016, and Form 10-Q for the first quarter of 2018

BRIDGEWATER, N.J. — July 2, 2018 — Synchronoss Technologies, Inc. (NASDAQ: SNCR), a global leader and innovator in cloud, messaging, digital, and IoT products and platforms, today announced that on June 29, 2018 it filed its Annual Report on Form 10-K for the year ended December 31, 2017, including the previously announced restatement of prior period results and its Quarterly Report on Form 10-Q for the first quarter of 2018.  The Form 10-K also includes relevant quarterly, unaudited financial information for the first, second and third quarters of 2017.

Glenn Lurie, President and CEO of Synchronoss, said “Synchronoss’ filings represent a significant step towards reaching our SEC financial reporting obligations and Nasdaq listing requirements.”  Lurie added, “As we look ahead, we believe that Synchronoss is well positioned for long-term success.  We have re-focused the company on the telecommunications market while also adding the related media and technology sectors, expanding our market with an overall TMT focus. Synchronoss is differentiated by our tremendous product portfolio, domain expertise, and experienced team. We are pursuing a number of exciting new opportunities, which I am confident will drive growth and profitability for the company over time. “

Lawrence Irving, Chief Financial Officer of Synchronoss, said “We are very pleased to have filed our Form 10-K for 2017 and to have completed the restatement of our financial statements. This was a comprehensive undertaking that involved a detailed and thorough examination of our current and historical financial statements, as well as our accounting policies and work processes.” Irving added, “Our next step is to complete the process to resolve any outstanding issues with Nasdaq.”

Summary Financial Highlights:

Mr. Irving continued, “Our financial performance in the first quarter of 2018 reflects the 2017 impact of transitioning our business, as well as management’s focus on completing the financial statement refiling process.  The company wound down its enterprise strategy and re-focused on a TMT strategy that leverages its telecom roots, in addition to transitioning its Digital Cloud business to a premium subscriber model.  With these distractions now behind us, and a new, re-focused strategy in place along with a meaningful infusion of new leadership brought into the company, we believe Synchronoss is much better positioned to generate solid growth from a long-term perspective.”

First Quarter 2018 Financial Results

Synchronoss adopted the new revenue recognition standard, ASC 606, as of January 1, 2018.  The company’s first quarter 2018 financial results are presented according to ASC 606.  The company’s full year 2017 results are presented under the previous accounting standard, ASC 605.

•                  Revenue: Total Revenue was $83.7 million, compared to $86.1 million in the first quarter of 2017. Revenue in the first quarter of 2018 was favorably impacted by $11.0 million due to the implementation of ASC 606.  Digital Cloud Revenue was $61.3 million, a 19.9% decrease year-over-year, and Messaging Revenue was $22.4 million, a 133.7% increase year-over-year. The year-over-year decrease in Digital Cloud revenue reflects the transition of our Cloud business to a focus on a premium subscriber model.  The year-over-year increase in Messaging revenue reflects new sales in the Japanese market and revenue related to the delivery and launch of a new advanced messaging solution.

•                  Gross profit: Gross profit was $39.2 million, representing a 46.8% gross margin.  Non-GAAP gross profit was $40.3 million, representing a 48.1% non-GAAP gross margin.

•                  Operating Income (Loss) from continuing operations: Loss from continuing operations was ($44.2) million, compared to a loss of ($51.3) million in the year-ago period.

Non-GAAP loss from continuing operations was ($20.9) million, compared to a loss of ($27.1) million in the year-ago period. Non-GAAP loss from continuing operations excludes stock-based compensation expense, acquisition costs, restructuring, amortization expense, integration costs, and one-time expenses due to restatement.

•                  Adjusted EBITDA: Adjusted EBITDA was ($5.9) million, compared to ($12.4) million in the year-ago period.  Adjusted EBITDA represents GAAP operating loss plus stock-based compensation expense, acquisition and restructuring charges, the net change in contingent consideration obligation, depreciation and amortization and restatement expenses.

•                  Net Income (Loss) from continuing operations net of loss attributable to non-controlling interests:  Net loss from continuing operations net of loss attributable to non-controlling interests was ($40.0) million, or ($0.95) per share based on 42.2 million weighted-average shares outstanding.  This compares to a net loss of ($58.7) million, or ($1.33) per share based on 44.2 million weighted-average shares outstanding in 2017.

Non-GAAP net loss from continuing operations net of loss attributable to non-controlling interests was ($22.6) million, or ($0.54) per share, based on 42.2 million weighted-average shares outstanding.  This compares to a net loss of ($27.9) million, or ($0.63) per share based on 44.2 million weighted-average shares outstanding in the year-ago period.

•                  Cash and Cash Flow: As of March 31, 2018, Synchronoss had $320.0 million in cash, cash equivalents, short-term investments and restricted cash.  Synchronoss had $228.1 million of convertible senior notes, net of issuance costs as of March 31, 2018 and $165.2 million of redeemable convertible preferred stock, net of issuance costs and discount.  Synchronoss used 9.4 million in cash from operations, $1.1 million in purchase of fixed assets and $7.0 of capitalized software costs, leading to negative free cash flow of $17.5 million, compared to negative free cash flow of $19.4 million in the year-ago period.

Full Year 2017 Financial Results

•                  Revenue: Total Revenue was $402.4 million, compared to $426.3 million in 2016. Digital Cloud Revenue was $348.5 million, a 9.6% decrease year-over-year, and Messaging Revenue was $53.9 million, a 31.8% increase year-over-year.

•                  Gross profit: Gross profit was $220.9 million, representing a 54.9% gross margin. Non-GAAP gross profit was $227.3 million, representing a 56.5% non-GAAP gross margin.

•                  Operating Income (Loss) from continuing operations:  Loss from continuing operations was ($129.6) million, compared to a loss from continuing operations of ($122.6) million in 2016.

Non-GAAP loss from continuing operations was $3.6 million in 2017, compared to non-GAAP income from continuing operations of $14.4 million in 2016.

•                  Adjusted EBITDA: Adjusted EBITDA was $56.5 million, compared to $69.8 million in the year-ago period.

•                  Net Income (Loss) from continuing operations net of (loss) income attributable to non-controlling interests:  Net loss from continuing operations net of loss attributable to non-controlling interests was ($184.9) million, or ($4.14) per share based on 44.7 million weighted-average shares outstanding.  This compares to a net loss of ($78.7) million, or ($1.81) per share based on 43.6 million weighted-average shares outstanding in 2016. Net loss reflects the impact of higher interest expense, a loss on the extinguishment of debt, an equity method investment loss, and other expense.

Non-GAAP net loss from continuing operations from continuing operations net of loss attributable to non-controlling interests was ($84.1) million, or ($1.88) per share based on 44.7 million weighted-average shares outstanding.  This compares to non-GAAP net income of $12.6 million, or $0.29 per share, based on 43.6 million weighted-average shares outstanding in the year-ago period.

•                  Cash and Cash Flow: As of December 31, 2017, Synchronoss had $249.2 million in cash, cash equivalents, short-term investments and restricted cash.  Synchronoss had $227.7 million of convertible senior notes, net of issuance costs as of December 31, 2017.  Synchronoss used $18.2 million in cash from operations during 2017, $12.2 million related to the purchase of fixed assets and $9.1 million related to capitalized software costs, leading to free cash flow of negative $39.5 million, compared to free cash flow of $54.3 million in the year-ago period.  2017 free cash flow was impacted of approximately $37.2 million of one-time cash expenses related to the Company’s restatement process.

Summary of Restatement Effects on Prior Year Periods

The company’s Annual Report on Form 10-K for 2017 includes the restatement of its financial statements for the years ended December 31, 2016 and December 31, 2015.  The company’s 10-K filing also includes restated selected financial data for the fiscal years ended December 31, 2016, 2015, 2014 and 2013, as well as restated unaudited financial information for each of the quarterly and year-to-date periods in 2015 and 2016 and unaudited financial information for the first three quarterly and year-to-date periods in 2017. The company has also filed its Quarterly Report on Form 10-Q for first quarter of 2018.

The circumstances that led to the restatement were in three primary areas:

Revenue Recognition Related to Hosting Services:  Historically, the company entered into hosting arrangements that included various components in the fee structure, with certain fees accelerated during the initial years of the arrangement.  In these instances the company recognized the accelerated fees as billed and the remaining fees were recognized on a straight-line basis over the term of the contract.

The company has determined to revise the accounting treatment for these hosting services to recognize revenue on a straight-line basis for such fees over the appropriate period of time when the benefits of hosting services were provided to the customer or the customer benefitted from the set-up fees.  In certain cases, the company had entered into a separate hosting services contract with a customer, which the company has now determined should have been combined with the software license agreement and treated as part of a larger multiple element arrangement.

In other cases, certain hosting arrangements with customers included a perpetual software license that the company recognized on an upfront basis, as well as hosting fees that were recognized ratably over the term of the contract. The company has determined to revise the accounting treatment of such license fees to recognize them ratably over a period of time due to the inclusion of hosting services as part of the same multiple element arrangement.  In certain cases, the company had entered into a separate hosting services contract with the customer

The net result of these changes is that the revenue recognized on an accelerated or upfront basis has been deferred to future periods and will be recognized ratably over the term of the contract.

Revenue Recognition Related to Establishing Persuasive Evidence of an Arrangement:

Historically the company had, and continues to have, contractual arrangements with certain customers whereby there is an established master services agreement that includes general terms and conditions.  Such master services agreements contemplate the customer delivering purchasing documentation for purposes of completing orders, indicating the nature, price and quantity of the products and services ordered.  In certain cases, the company had historically formed a view that persuasive evidence of an arrangement existed relating to such orders based upon its receipt from the customer of written confirmation of the order and commitment to pay the agreed price, such as a quote approval sent by the customer in response to a quote issued by the company, but prior to that customer’ subsequent delivery to the company an executed statement of work or, in some instances, a purchase order pursuant to a master services agreement.

The company has determined, in certain situations, to revise the timing of revenue recognition to when it received final formal contract documentation, which occurred in a future period.  In those cases where the adjustment to defer revenue has been recorded prior to when cash payment was received from the customer, the balance sheet impact has been to reduce the related accounts receivable balance, whereas the balance sheet impact of these adjustments after the receipt of cash payment from the customer has been to increase accrued liabilities.

In certain situations, these adjustments represent issues related to the timing of revenue recognition, while in other cases, these adjustments represent amounts that had subsequently been written-off to bad debt expense (whereas now both the revenue and the related bad debt expense has been reversed).

Revenue Recognition Related to Accounting for Acquisitions and Divestitures

The company identified and corrected errors related to fees received under license agreements entered into with parties of certain historical acquisitions and a divestiture. In each case, we had originally treated the license agreement as a separate transaction and recorded the license fees as revenue.  The company has determined to revise the accounting treatment of such license arrangements to record the license fees as part of the accounting for the acquisition or divestiture.    Accordingly, this revenue has been reversed in the company’s restated financials and will not be recognized as revenue in subsequent periods.

Summary of Impact to Revenue, and Income (Loss) from Operations:

In $ 000’s		REVENUE ADJUSTMENTS
Fiscal Year	As Previously Reported	Hosting Revenue	Evidence of Arrangement and Other Revenue	Acquisitions & Divestiture	As Restated
2016	$476,750	$(39,492)	$9,435	$(20,399)	$426,294
2015	$428,117	$(26,908)	$1,442	$(30,090)	$372,561
2014	$307,301	$(14,563)	$(53,322)	$(6,000)	$233,416
2013	$225,368	$(5,544)	$(4,508)	$—	$215,316

In $ 000’s		INCOME (LOSS) FROM OPERATIONS ADJUSTMENTS
Fiscal Year	As Previously Reported	Hosting Revenue	Evidence of Arrangement and Other Revenue	Acquisitions & Divestiture	Capitalized Software and Other	As Restated
2016	$(71,809)	$(39,647)	$13,905	$(6,629)	$(18,424)	$(122,604)
2015	$15,131	$(26,908)	$4,484	$(30,692)	$872	$(37,113)
2014	$(3,541)	$(14,563)	$(53,322)	$(5,960)	$(4,064)	$(81,450)
2013	$(19,305)	$(5,544)	$(4,508)	$—	$77	$(29,280)

Conference call details

In conjunction with this announcement, Synchronoss will host a conference call on Monday, July 2, 2018, at 8:00 a.m. (ET). To access this call, dial 877-407-9208 (domestic) or 201-493-6784 (international). Additionally, a live web cast of the conference call, and an associated presentation, will be available on the “Investor Relations” page on the company’s web site www.synchronoss.com.

Following the conference call, a replay will be available for a limited time at 844-512-2921 (domestic) or 412-317-6671 (international). The replay pass code is 13681155. An archived web cast of this conference call will also be available on the “Investor Relations” page of the company’s web site, www.synchronoss.com.

Non-GAAP Financial Measures

Synchronoss has provided in this release selected financial information that has not been prepared in accordance with GAAP. This information includes historical non-GAAP revenues, gross profit, operating income (loss), net income (loss), effective tax rate, earnings (loss) per share and cash flows from operating activities. Synchronoss uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating Synchronoss’ ongoing operational performance. Synchronoss believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends, and in comparing its financial results with other companies in Synchronoss’ industry, many of which present similar non-GAAP financial measures to investors. As noted, the non-GAAP financial results discussed above add back the deferred revenue write-down associated with acquisitions, fair value stock-based compensation expense, acquisition-related costs which includes integration costs, changes in the contingent consideration obligation, deferred compensation expense related to earn outs and amortization of intangibles associated with acquisitions.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures as detailed above. As previously mentioned, a reconciliation of GAAP to non-GAAP results has been provided in the financial statement tables included in this press release.

About Synchronoss

Synchronoss transforms the way companies create new revenue, reduce costs and delight their subscribers with cloud, messaging, and digital products and platforms supporting hundreds of millions of subscribers across the globe. Synchronoss’ secure, scalable and groundbreaking new technologies, trusted partnerships and talented people change the way TMT customers grow their businesses. For more information, visit us at www.synchronoss.com.

Forward-looking Statements

This press release includes statements concerning Synchronoss and its future expectations, plans and prospects that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, the words “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “believes,” “potential” or “continue” or other similar expressions are intended to identify forward-looking statements.  Synchronoss has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations.  These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions including, without limitation, risks and uncertainties relating to the Company’s restatement of its financial statements, its ability to regain compliance with its SEC reporting obligations, its ability to regain compliance with applicable Nasdaq listing standards and other factors that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, which are on file with the SEC and available on the SEC’s website at www.sec.gov. Additional factors may be described in those sections of the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and

September 30, 2017, to be filed with the SEC as soon as practicable.  The company does not undertake any obligation to update any forward-looking statements contained in this press release as a result of new information, future events or otherwise.

Source: Synchronoss Technologies, Inc.

For Synchronoss Technologies, Inc.
Brian Denyeau, +1 646-277-1251
investor@synchronoss.com

SYNCHRONOSS TECHNOLOGIES, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)

	March 31, 2018	December 31, 2017
ASSETS
Current assets:
Cash and cash equivalents	$310,426	$156,299
Restricted cash	1,312	89,826
Marketable securities	2,028	3,111
Accounts receivable, net of allowances of $3,235 and $3,107 at March 31, 2018 and December 31, 2017, respectively	42,033	78,186
Prepaid expenses and other current assets	34,782	43,557
Total current assets	390,581	370,979
Marketable securities	6,272	—
Property and equipment, net	99,701	111,825
Goodwill	240,035	237,303
Intangible assets, net	130,038	132,167
Other assets	5,130	5,236
Note receivable from related party	80,724	73,984
Equity method investment	30,419	33,917
Total assets	$982,900	$965,411

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$14,518	$5,959
Accrued expenses	64,660	72,739
Deferred revenues	34,732	75,829
Mandatorily redeemable financial instrument	—	37,959
Total current liabilities	113,910	192,486
Lease financing obligation	10,855	11,183
Convertible debt, net of debt issuance costs	228,057	227,704
Deferred tax liabilities	14,018	13,735
Deferred revenues	41,240	25,241
Other liabilities	6,255	6,195
Redeemable noncontrolling interest	12,500	25,280
Series A Convertible Participating Perpetual Preferred Stock, $0.0001 par value; 10,000 shares authorized; 185 shares issued and outstanding at March 31, 2018	165,246	—
Stockholders’ equity:
Common stock, $0.0001 par value; 100,000 shares authorized, 52,274 and 52,024 shares issued; 41,220 and 46,965 outstanding at March 31, 2018 and December 31, 2017, respectively	5	5
Treasury stock, at cost (11,054 and 5,059 shares at March 31, 2018 and December 31, 2017, respectively)	(150,414)	(105,584)
Additional paid-in capital	615,529	597,553
Accumulated other comprehensive loss	(19,693)	(23,373)
Accumulated deficit	(54,608)	(5,014)
Total stockholders’ equity	390,819	463,587
Total liabilities and stockholders’ equity	$982,900	$965,411

SYNCHRONOSS TECHNOLOGIES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended March 31,
	2018	2017

Net revenues	$83,709	$86,097
Costs and expenses:
Cost of revenues*	44,549	46,055
Research and development	20,905	25,489
Selling, general and administrative	38,110	38,815
Restructuring charges	1,108	2,998
Depreciation and amortization	23,271	24,087
Total costs and expenses	127,943	137,444
Loss from continuing operations	(44,234)	(51,347)
Interest income	3,552	2,857
Interest expense	(1,247)	(10,617)
Other expense, net	4,282	4,186
Equity method investment (loss) income	(205)	748
Loss from continuing operations, before taxes	(37,852)	(54,173)
(Provision) benefit for income taxes	(125)	8,721
Net loss from continuing operations	(37,977)	(45,452)
Net loss from discontinued operations, net of tax	—	(16,134)
Net loss	(37,977)	(61,586)
Net loss attributable to redeemable noncontrolling interests	1,285	2,889
Preferred stock dividend	(3,353)	—
Net loss attributable to Synchronoss common shareholders	(40,045)	(58,697)

Basic:
Continuing operations	$(0.95)	$(0.96)
Discontinued operations	—	(0.37)
	$(0.95)	$(1.33)
Diluted:
Continuing operations	$(0.95)	$(0.96)
Discontinued operations	—	(0.37)
	$(0.95)	$(1.33)
Weighted-average common shares outstanding:
Basic	42,181	44,212
Diluted	42,181	44,212

*  Cost of services excludes depreciation and amortization which is shown separately.

SYNCHRONOSS TECHNOLOGIES, INC.

CONSOLIDATED STATEMENTS OF CASH FLOW

(In thousands)

	Three months ended March 31,
	2018	2017

Operating activities:
Net Income (Loss) - SNCR	$(37,977)	$(45,452)
Net Income (Loss) - IL	—	(16,134)

Adjustments to reconcile Net Income (Loss) - SNCR to net cash provided by operating activities:
Depreciation and amortization expense	23,272	24,087
Change in fair value of financial instruments	(3,849)	—
Amortization of debt issuance costs	353	1,870
Accrued PIK interest	(3,447)	(2,752)
Earnings (loss) from equity method investments	205	(748)
Gain on disposals	—	(4,947)
Assets of discontinued operations	—	26,183
Amortization of bond premium	17	91
Deferred income taxes	191	5,119
Non-cash interest on leased facility	275	269
Stock-based compensation	7,184	8,112
Contingent consideration obligation	—	(2)
Changes in operating assets and liabilities:
Accounts receivable, net of allowance for doubtful accounts	36,153	9,320
Prepaid expenses and other current assets	9,402	(21,055)
Other assets	710	(4,925)
Accounts payable	8,646	11,082
Accrued expenses	(10,873)	(18,821)
Other liabilities	(137)	(39)
Deferred revenues	(39,514)	16,143
Net cash used in operating activities	(9,389)	(12,599)

Investing activities:
Purchases of fixed assets	(1,093)	(4,402)
Purchases of intangible assets and capitalized software	(7,047)	(2,409)
Proceeds from the sale of Speechcycle	—	13,500
Purchases of marketable securities available for sale	(6,676)	(219)
Maturity of marketable securities available for sale	1,450	3,975
Investing in discontinued operations	—	(2,704)
Business acquired, net of cash	—	(815,008)
Net cash used in investing activities	(13,366)	(807,267)

Financing activities:
Share-based compensation-related proceeds, net of taxes paid on withholding shares	263	2,406
Debt issuance costs related to the Credit Facility	—	(3,692)
Debt issuance costs related to long term debt	—	(19,887)
Proceeds from issuance of long term debt	—	900,000
Repayment of revolving line of credit	—	(29,000)
Proceeds from sale of Treasury Shares	—	1,047
Proceeds from issuance of preferred stock	86,220	—
Payments on capital obligations	(369)	(664)
Net cash provided by financing activities	86,114	850,210
Effect of exchange rate changes on cash	2,253	1,020
Net increase in cash, restricted cash and cash equivalents	65,612	31,364
Cash, restricted cash and cash equivalents, beginning of period	246,126	211,433
Cash, restricted cash and cash equivalents, end of period	$311,738	$240,757

Supplemental disclosures of non-cash investing and financing activities:
Issuance of common stock in connection with Intralinks acquisition	$—	$4,700

Cash and cash equivalents per the Consolidated Balance Sheets	$310,426	$221,178
Restricted cash per the Consolidated Balance Sheets	$1,312	$19,579
Total cash, cash equivalents and restricted cash	$311,738	$240,757

SYNCHRONOSS TECHNOLOGIES, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(In thousands, except per share data)

(Unaudited)

	Three Months Ended March 31,	Three Months Ended March 31,
	2018	2017
Non-GAAP financial measures and reconciliation:
GAAP Revenue	83,709	86,097
Less: Cost of revenues	44,549	46,055
GAAP Gross Profit	39,160	40,042
Add: Stock-based compensation expense	1,112	1,737
Add: Acquisition costs	—	(2)
Add: Integratiion	—	649
Non-GAAP Gross Profit	40,272	42,427
Non-GAAP Gross Margin	48.1%	49.3%

GAAP (loss) income from continuing operations	(44,234)	(51,347)
Add: Stock-based compensation expense	7,184	8,112
Add: Acquisition costs	121	1,246
Add: Restructuring	1,108	2,998
Add: Amortization expense	8,254	9,390
Add: Integration	—	2,535
Add: One-Time Expenses due to Restatement, etc.	6,665	—
Non-GAAP loss from continuing operations	(20,902)	(27,067)

GAAP Net (loss) income attributable to Synchronoss	(40,045)	(58,697)
Add: Net loss from discontinued operations, net of taxes	—	16,134
Net (loss) income from continuing operations attributable to Synchronoss	(40,045)	(42,563)
Add: Stock-based compensation expense	7,184	8,112
Add: Acquisition costs	121	1,246
Add: Restructuring	1,108	2,998
Add: Amortization expense	8,254	9,390
Less: Non-GAAP Expenses attributable to Non-Controlling Interest	(373)	(618)
Add: One-Time Expenses due to Restatement, etc.	6,665	—
Add: Integration	—	2,535
Less: Income Tax Effect at Stautotory Tax Rates	(5,510)	(8,992)
Non-GAAP net (loss) income from continuing operations attributable to Synhronoss	(22,596)	(27,892)

Diluted Non-GAAP net (loss) income from continuing operations per share	(0.54)	(0.63)

Weighted shares outstanding - Basic	42,181	44,212

SYNCHRONOSS TECHNOLOGIES, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(In thousands, except per share data)

(Unaudited)

	Three Months Ended March 31,	Three Months Ended March 31,
	2018	2017
GAAP Income from Operations	(44,234)	(51,347)
Add: Stock-based compensation	7,184	8,112
Add: Acquisition, Restructuring & Integration	1,229	6,779
Add: Depreciation & Amortization	23,271	24,087
Add: Restatement Expenses	6,665	—
Adjusted EBITDA	(5,885)	(12,370)

SYNCHRONOSS TECHNOLOGIES, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

NONGAAP Reconciliation

 (In thousands)

	Three Months Ended March 31,	Three Months Ended March 31,
	2018	2017

Net Cash (used in) provided by operating activities	(9,389)	(12,599)
Add: SW Capitalization	7,047	2,409
Add: Fixed Assets	1,093	4,402
Free Cashflow	(17,529)	(19,410)
Less: One-Time Restatement Expenses	6,665	—
Adjusted Free Cashflow	(10,864)	(19,410)

SYNCHRONOSS TECHNOLOGIES, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)

	December 31,
	2017	2016
		(Restated)
ASSETS
Current assets:
Cash and cash equivalents	$156,299	$169,801
Restricted cash	89,826	41,632
Marketable securities	3,111	12,506
Accounts receivable, net of allowance for doubtful receivables of $3,107 and $1,459 at December 31, 2017 and December 31, 2016, respectively	78,186	107,474
Prepaid expenses	—	—
Prepaid and other current assets	43,557	38,277
Total current assets	370,979	369,690
Marketable securities	—	2,974
Property and equipment, net	111,825	158,205
Goodwill	237,303	224,651
Intangible assets, net	132,167	162,968
Deferred tax assets	—	13,286
Other assets	5,236	8,658
Note receivable from related party, net of allowance for loan losses of $14,562 at December 31, 2017	73,984	70,269
Equity method investment	33,917	43,650
Total assets	$965,411	$1,054,351

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,959	$17,057
Accrued expenses	72,739	76,882
Deferred revenues	75,829	57,430
Contingent consideration obligation	—	2,833
Short-term debt	—	29,000
Mandatorily redeemable financial instrument	37,959	—
Total current liabilities	192,486	183,202
Lease financing obligation	11,183	12,450
Convertible debt, net of debt issuance costs	227,704	226,291
Deferred tax liabilities	13,735	3,508
Deferred revenues	25,241	65,630
Other liabilities	6,195	8,193
Commitments and contingencies (Note 10)
Redeemable noncontrolling interest	25,280	25,280
Stockholders’ equity:
Common stock, $0.0001 par value; 100,000 shares authorized, 52,024 and 50,388 shares issued; 46,965 and 45,292 outstanding at December 31, 2017 and December 31, 2016, respectively	5	5
Treasury stock, at cost (5,059 and 5,096 shares at December 31, 2017 and December 31, 2016, respectively)	(105,584)	(106,631)
Additional paid-in capital	597,553	571,153
Accumulated other comprehensive loss	(23,373)	(42,350)
Retained earnings	(5,014)	107,620
Total stockholders’ equity	463,587	529,797
Total liabilities and stockholders’ equity	$965,411	$1,054,351

SYNCHRONOSS TECHNOLOGIES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Year Ended December 31,
	2017	2016	2015
		(Restated)	(Restated)

Net revenues	$402,361	$426,294	$372,561
Costs and expenses:
Cost of revenues*	181,453	194,684	154,810
Research and development	90,850	114,493	92,763
Selling, general and administrative	154,037	126,228	84,591
Net change in contingent consideration obligation	—	1,194	1,515
Restructuring charges	10,739	6,333	4,946
Depreciation and amortization	94,884	105,966	71,049
Total costs and expenses	531,963	548,898	409,674
Loss from continuing operations	(129,602)	(122,604)	(37,113)
Interest income	12,502	1,907	2,047
Interest expense	(55,771)	(7,414)	(5,711)
Loss on extinguishment of debt	(29,413)	—	—
Other (expense) income, net	(17,678)	1,022	607
Equity method investment loss	(9,125)	—	—
Loss from continuing operations, before taxes	(229,087)	(127,089)	(40,170)
Benefit for income taxes	34,863	33,220	2,388
Net loss from continuing operations	(194,224)	(93,869)	(37,782)
Net income from discontinued operations, net of taxes	75,495	90,560	40,267
Net (loss) income	(118,729)	(3,309)	2,485
Net loss attributable to noncontrolling interests	(9,291)	(15,203)	(628)
Net (loss) income attributable to Synchronoss	$(109,438)	$11,894	$3,113

Basic
Continuing operations	$(4.14)	$(1.81)	$(0.88)
Discontinued operations	1.69	2.08	0.95
	$(2.45)	$0.27	$0.07
Diluted
Continuing operations	$(4.14)	$(1.81)	$(0.88)
Discontinued operations	1.69	2.08	0.95
	$(2.45)	$0.27	$0.07
Weighted-average common shares outstanding:
Basic	44,669	43,551	42,284
Diluted	44,669	43,551	42,284

* Cost of services excludes depreciation and amortization which is shown separately.

SYNCHRONOSS TECHNOLOGIES, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Year Ended Year ended December 31,
	2017	2016	2015
		(Restated)	(Restated)
Operating activities:
Net loss from continuing operations	$(194,224)	$(93,869)	$(37,782)
Net loss from discontinued operations	75,495	90,560	40,267
Gain (loss) on sale of discontinued operations, net of tax	(122,842)	(113,129)	—

Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization expense	93,924	94,911	71,049
Impairment of long-lived assets and capitalized software	960	11,055	—
Change in fair value of financial instruments	4,367	—	—
Amortization of debt issuance costs	12,771	1,607	1,501
Extinguishment of debt	29,413	—	—
Accrued PIK interest	(12,090)	(34)	—
Allowance for loan losses	14,562	—	—
Earnings (loss) from equity method investments	9,125	—	—
Gain (loss) on disposals	(4,947)	(122)	16
Discontinued operations non-cash and working capital adjustments	48,647	371	—
Amortization of bond premium	244	1,416	1,705
Deferred income taxes	19,243	17,148	(453)
Non-cash interest on leased facility	1,203	1,392	924
Stock-based compensation	22,495	34,178	31,404
Contingent consideration obligation	(2,711)	1,194	(15)
Changes in operating assets and liabilities:
Accounts receivable, net of allowance for doubtful accounts	29,283	(13,650)	(19,774)
Prepaid expenses and other current assets	(5,513)	31,648	(9,057)
Other assets	3,237	8,880	(3,751)
Accounts payable	(9,098)	(10,089)	(7,763)
Accrued expenses	(4,949)	(7,523)	(710)
Other liabilities	(3,337)	(6,558)	2,128
Deferred revenues	(23,506)	55,173	22,297
Net cash (used in) provided by operating activities	(18,248)	104,559	91,986

Investing activities:
Purchases of fixed assets	(12,151)	(42,570)	(57,666)
Purchases of intangible assets and capitalized software	(9,119)	(7,677)	(2,553)
Proceeds from the sale of Speechcycle	13,500	—	—
Purchases of marketable securities available-for-sale	(219)	(13,445)	(139,569)
Maturities of marketable securities available-for-sale	12,371	82,904	106,210
Equity investment	608	—	—
Investing in discontinued operations	(13,721)	—	—
Investment In Note Receivable	(6,187)	—	—
Proceeds from the sale of discontinued operations	928,171	27,335	—
Businesses acquired, net of cash	(815,008)	(86,322)	(101,502)
Net cash provided by (used in) investing activities	98,245	(39,775)	(195,080)

Financing activities:
Proceeds from the exercise of stock options	2,584	13,633	19,936
Taxes paid on withholding shares	(442)	—	—
Payments on contingent consideration obligation	(122)	—	(4,468)
Debt issuance costs related to the Credit Facility and Revolving Facility	(3,692)	(1,346)	—
Debt issuance costs related to the 2017 Term Facility	(19,887)	—	—
Debt amendment costs related to the 2017 Credit Agreement	(16,776)	—	—
Proceeds from issuance of long term debt	900,000	—	—
Repayment of long term debt	(900,000)	—	—
Borrowings on revolving line of credit	—	144,000	—
Repayment of revolving line of credit	(29,000)	(115,000)	—
Excess tax benefits from stock option exercises	17	—	—
Repurchases of common stock	—	(40,025)	—
Proceeds from the sale of treasury stock in connection with an employee stock purchase plan	1,047	2,183	1,902
Proceeds from mandatorily redeemable financial instruments	33,592	—	—
Repayments of capital lease obligations	(2,985)	(3,815)	(2,021)
Net cash (used in) provided by financing activities	(35,664)	(370)	15,349
Effect of exchange rate changes on cash	(9,641)	(853)	(350)
Net increase in cash, restricted cash and cash equivalents	34,692	63,561	(88,095)
Cash, restricted cash and cash equivalents at beginning of period	211,433	147,872	235,967
Cash, restricted cash and cash equivalents at end of period	$246,125	$211,433	$147,872

Supplemental disclosures of cash flow information:
Cash paid for income taxes	$7,612	$4,661	$29,868
Cash paid for interest	$55,957	$6,981	$5,791

Supplemental disclosures of non-cash investing and financing activities:
Issuance of common stock in connection with Openwave acquisition	$—	$22,000	$—
Issuance of common stock in connection with Intralinks acquisition	$4,700	$—	$—

Cash and cash equivalents per Consolidated Balance Sheets	$156,299	$169,801	$147,872
Restricted cash	$89,826	$41,632	$—
Total cash, cash equivalents and restricted cash	$246,125	$211,433	$147,872

SYNCHRONOSS TECHNOLOGIES, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(In thousands, except per share data)

(Unaudited)

	Twelve Months Ended December 31,
	2017	2016	2015
Non-GAAP financial measures and reconciliation:
GAAP Revenue	402,361	426,294	372,561
Less: Cost of revenues	181,453	194,684	154,810
GAAP Gross Profit	220,908	231,610	217,751
Add: Stock-based compensation expense	4,602	7,310	6,922
Add: Acquisition costs	(2)	10	1
Add: Integratiion	1,744	17,472	8,838
Non-GAAP Gross Profit	227,252	256,401	233,512
Non-GAAP Gross Margin	56.5%	60.1%	62.7%

GAAP (loss) income from continuing operations	(129,602)	(122,604)	(37,113)
Add: Stock-based compensation expense	22,495	34,178	31,404
Add: Acquisition costs	13,023	10,527	1,325
Add: Restructuring	10,739	6,333	4,946
Add: Amortization expense	34,695	50,646	28,381
Add: Integration	7,804	34,174	16,252
Add: Net change in contingent consideration obligation	—	1,194	1,515
Add: One-Time Expenses due to Restatement, etc.	37,197	—	—
Non-GAAP (loss) income from continuing operations	(3,649)	14,448	46,711

GAAP Net (loss) income attributable to Synchronoss	(109,438)	11,894	3,113
Less: Net income from discontinued operations, net of taxes	(75,495)	(90,560)	(40,267)
Net (loss) income from continuing operations attributable to Synchronoss	(184,933)	(78,666)	(37,154)
Add: Stock-based compensation expense	22,495	34,178	31,404
Add: Acquisition costs	13,023	10,527	1,325
Add: Restructuring	10,739	6,333	4,946
Add: Amortization expense	34,695	50,646	28,381
Add: Net change in contingent consideration obligation	—	1,194	1,515
Add: Loss on Extinguishment of Debt	29,413	—	—
Add: Net (loss) income attributable to noncontrolling interests	9,291	15,203	628
Less: Non-GAAP Expenses attributable to Non-Controlling Interest	(1,955)	(4,999)	(128)
Add: One-Time Expenses due to Restatement, etc.	37,197	—	—
Add: Integration	7,804	34,174	16,252
Less: Income Tax Effect at Stautotory Tax Rates	(61,827)	(55,957)	(32,043)
Non-GAAP net (loss) income from continuing operations attributable to Synhronoss	(84,058)	12,633	15,127

Diluted Non-GAAP net (loss) income from continuing operations per share	(1.88)	0.29	0.36

Weighted shares outstanding - Basic	44,669	43,551	42,284

SYNCHRONOSS TECHNOLOGIES, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(In thousands, except per share data)

(Unaudited)

	Twelve Months Ended December 31,
	2017	2016	2015
GAAP Income from Operations	(129,602)	(122,604)	(37,113)
Add: Stock-based compensation	22,495	34,178	31,404
Add: Acquisition, Restructuring & Integration	31,566	51,034	22,523
Add: Net change in contingent consideration obligation	—	1,194	1,515
Add: Depreciation & Amortization	94,884	105,966	71,049
Add: One-time Restatement Expenses	37,197	—	—
Adjusted EBITDA	56,540	69,768	89,378

SYNCHRONOSS TECHNOLOGIES, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(In thousands, except per share data)

(Unaudited)

	Twelve Months Ended December 31,
(In thousands)	2017	2016	2015
Net Cash (used in) provided by operating activities	(18,248)	104,559	91,986
Add: SW Capitalization	9,119	7,677	2,553
Add: Fixed Assets	12,151	42,570	57,666
Free Cashflow	(39,518)	54,312	31,767
Less: One-Time Restatement Expenses	37,197	—	—
Adjusted Free Cashflow	(2,321)	54,312	31,767